Exhibit 99.1

Contacts:
Alnylam Pharmaceuticals, Inc.
Christine Regan Lindenboom
(Investors and Media)
+1-617-682-4340
Josh Brodsky
(Investors)
+1-617-551-8276

Alnylam Announces Updates to its Board of Directors

- Appoints Carolyn Bertozzi, Ph.D., Nobel Laureate and Leading Voice for Chemical Biology, Emerging Technology, and Life Sciences Companies –

- Michael W. Bonney Steps Down as Executive Chair and Continues on Board as Non-Independent Director —

- Amy W. Schulman will Assume Role of Chair of the Board —

CAMBRIDGE, Mass. – January 5, 2023 —Alnylam Pharmaceuticals, Inc. (Nasdaq: ALNY) the leading RNAi therapeutics company, today announces appointment of Carolyn Bertozzi, Ph.D. a Nobel Laureate to the Board. Dr. Bertozzi is known is known for her work in chemical biology. She is a pioneer for emerging technology and has founded ten biopharmaceutical companies and guided more than a dozen academic and professional organizations and life sciences companies in leadership and board positions.

Alnylam also announced today that Board member and Lead Independent Director Amy W. Schulman, will assume the role of Chair of the Board from Michael W. Bonney, who will continue on the Board as a non-independent director. Mr. Bonney will be stepping down from his interim role as Executive Chair where he was focused on integrating the ethics and compliance function at Alnylam, a role he assumed for just over a year during which the company appointed a new Chief Ethics and Compliance Officer.

“We are thrilled to have Dr. Bertozzi’s perspectives on the Board as Alnylam nears key milestones in our P5x25 strategy. Dr. Bertozzi’s technical and leadership expertise will help Alnylam in our goal to serve more patients than ever before,” said Yvonne Greenstreet, MBChB, Chief Executive Officer of Alnylam. “We would like to thank Mr. Bonney for his contributions as Executive Chair while overseeing the continued strengthening of our compliance function at Alnylam. We look forward to continued contributions from both Mr. Bonney as non-independent Director and Ms. Schulman in her new Chair role.”

“I am honored to support Alnylam’s ambitions to build a top-tier biopharmaceutical company based on the tremendous potential of RNAi therapeutics,” said Carolyn Bertozzi, Ph.D. “Alnylam has gained momentum launching new therapies and maximizing its pipeline based on proven technology, and I am looking forward to working with this esteemed team to help more people in need.”

Dr. Bertozzi is well-regarded as the founder of the bioorthogonal chemistry field and has co-founded multiple biopharmaceutical companies including Palleon Pharmaceuticals, InterVenn Bio, Grace Science and Lycia Therapeutics. Dr. Bertozzi currently serves on the scientific advisory boards of Rayze Bio, Spotlight Therapeutics, and Ambigon Therapeutics, among others. Dr. Bertozzi also serves as the Baker Family Director of Stanford University’s Sarafan ChEM-H Institute, and as the Anne T. and Robert M. Bass Professor of Chemistry in the Stanford School of Humanities and Sciences. She is an investigator at the Howard Hughes Medical Institute, and a member of several venerable organizations, including the National Academy of Sciences, National Academy of Medicine and National Academy of Inventors, as well as the Royal Society (UK), Accademia Nazionale dei Lincei and the German Academy of Sciences Leopoldina.

Dr. Bertozzi has been recognized with many distinctions, including a MacArthur Fellowship, the Lemelson-MIT Prize, the Welch Award in Chemistry, the Heineken Prize for Biochemistry and Biophysics, and the Wolf Prize in Chemistry. She has also been the Editor-in-Chief of ACS Central Science since 2014.

Mr. Bonney was appointed as Executive Chair of Alnylam in August 2021, having been elected to Alnylam’s Board of Directors in 2014. His experience leading the development and growth of successful, commercial-stage biopharmaceutical companies has helped Alnylam during a time of significant growth, and as the company sought to further strengthen its ethics and compliance function and integration with the business. During Mr. Bonney’s tenure in this role, he oversaw the appointment of Piyush Sharma, JD, as Alnylam’s new Chief Ethics and Compliance Officer.

Ms. Schulman was elected to the Alnylam Board of Directors in 2014. She is currently Managing Partner, Polaris Partners; Co-founder, Executive Chair, and former Chief Executive Officer of Lyndra Therapeutics; member of the Board of Directors of SQZ Biotech; and Senior Lecturer at Harvard Business School. Ms. Schulman sits on the board of Mount Sinai Hospital in New York.

About Alnylam Pharmaceuticals

Alnylam (Nasdaq: ALNY) has led the translation of RNA interference (RNAi) into a whole new class of innovative medicines with the potential to transform the lives of people afflicted with rare and prevalent diseases with unmet need. Based on Nobel Prize-winning science, RNAi therapeutics represent a powerful, clinically validated approach yielding transformative medicines. Since its founding 20 years ago, Alnylam has led the RNAi Revolution and continues to deliver on a bold vision to turn scientific possibility into reality. Alnylam’s commercial RNAi therapeutic products are ONPATTRO® (patisiran), GIVLAARI® (givosiran), OXLUMO® (lumasiran), AMVUTTRA™ (vutrisiran), and Leqvio® (inclisiran) which is being developed and commercialized by Alnylam’s partner, Novartis. Alnylam has a deep pipeline of investigational medicines, including multiple product candidates that are in late-stage development. Alnylam is executing on its “Alnylam P5x25” strategy to deliver transformative medicines in both rare and common diseases benefiting patients around the world through sustainable innovation and exceptional financial performance, resulting in a leading biotech profile. Alnylam is headquartered in Cambridge, MA. For more information about our people, science and pipeline, please visit www.alnylam.com and engage with us on Twitter at @Alnylam, on LinkedIn, or on Instagram.

Alnylam Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than historical statements of fact regarding Alnylam’s expectations, beliefs, goals, plans or prospects including, without limitation expectations regarding, Alnylam’s aspiration to become a leading biotech company and the planned achievement of its “Alnylam P5x25” strategy, the potential for Alnylam to identify new potential drug development candidates and advance its research and development programs,Alnylam’s ability to obtain approval for new commercial products or additional indications for its existing products, and Alnylam’s projected commercial and financial performance should be considered forward-looking statements. Actual results and future plans may differ materially from those indicated by these forward-looking statements as a result of various important risks, uncertainties and other factors, including, without limitation: the direct or indirect impact of the COVID-19 global pandemic or any future pandemic on Alnylam’s business, results of operations and financial condition and the effectiveness or timeliness of Alnylam’s efforts to mitigate the impact of the pandemic; the potential impact of the January 2022 leadership transition on Alnylam’s ability to attract and retain talent and to successfully execute on its “Alnylam P5x25” strategy; Alnylam’s ability to discover and develop novel drug candidates and delivery approaches, including using Alnylam’s IKARIA and GEMINI platforms, and successfully demonstrate the efficacy and safety of its product candidates; the pre-clinical and clinical results for its product candidates, including ALN-APP, patisiran and vutrisiran; actions or advice of regulatory agencies and Alnylam’s ability to obtain and maintain regulatory approval for its product candidates, including patisiran and vutrisiran, as well as favorable pricing and reimbursement; successfully launching, marketing and selling its approved products globally; delays, interruptions or failures in the manufacture and supply of its product candidates or its marketed products; obtaining, maintaining and protecting intellectual property; Alnylam’s ability to successfully expand the indication for ONPATTRO or AMVUTTRA in the future; Alnylam’s ability to manage its growth and operating expenses through disciplined investment in operations and its ability to achieve a self-sustainable financial profile in the future without the need for future equity financing; Alnylam’s ability to maintain strategic business collaborations; Alnylam’s dependence on third parties for the development and commercialization of certain products, including Novartis, Sanofi, Regeneron and Vir; the outcome of litigation; the potential impact of a current government investigation and the risk of future government investigations; and unexpected expenditures; as well as those risks more fully discussed in the “Risk Factors” filed with Alnylam’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) and in its other SEC filings. In addition, any forward-looking statements represent Alnylam’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Alnylam explicitly disclaims any obligation, except to the extent required by law, to update any forward-looking statements.